UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 17, 2018

RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-14893	11 -2103466
(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Milan, Italy, April 17, 2018 – Cooking just got smarter and easier thanks to Electrolux and variable tint SPD-SmartGlass supplied by Research Frontiers’ VariGuard division. Electrolux, a global leader in appliances is premiering its “SenseOven 2.0” concept this week at 2018 EuroCucina, Europe’s largest kitchen trade show being held in Milan. The SenseOven 2.0 embeds VariGuard’s SPD-SmartGlass interactive intelligence into the appliance – an electronically dimmable glass which uses Research Frontiers’ patented SPD-Smart light-control film technology.

Electrolux is showing how SPD-SmartGlass makes cooking more interactive, more precise and easier. It also has aesthetic benefits and a sleek modern design.

When the cook is at the oven, the SPD-SmartGlass can be switched to extremely transparent, offering an excellent view of the food and reducing the need to open the door. At all other times, the glass can be extremely dark – blocking over 99.5% of light – completely concealing the oven’s interior and delivering a sleek black appearance as an interior design element.

The ability of the SPD-SmartGlass to switch different zones from clear to dark provides an opportunity for an industry-first oven feature. Recipes specify which oven rack to use, and the rack used can change during cooking. The zone of the SmartGlass in front of the rack to be used can switch from dark to clear – but the other zones can remain dark. If the rack is to be changed during cooking, the zone in front of the new rack can switch clear and the others switch dark. These visual cues to the chef can be provided automatically – the SmartGlass can receive data from the oven’s timer, and when appropriate the cue can visually alert the cook on actions to take. In another example of visual cues that can be added, the SmartGlass could communicate with the oven’s temperature monitor and can “flash” – switching repeatedly from clear to black, when the pre-heat temperature has been reached. The SPD-SmartGlass could also communicate interactively with smart device cooking apps for added precision and functionality.

Electrolux has embedded new intelligence into the SenseOven 2.0 concept by its integration of VariGuard’s SPD- SmartGlass. The appearance of the SenseOven 2.0 exterior is electronically adjustable – instantly switching between optically transparent and a sleek solid black. At 2018 EuroCucina, visitors will experience the SPD-SmartGlass changing states between transparent and black via a demonstration program. In kitchens, VariGuard SmartGlass can be controlled manually by the user, via apps on their smart devices, or automatically with the use of motion or proximity sensors. If desired, the system’s intelligence also allows for integration and communication with other oven electronics (for example timers or thermostats), and even with smart home systems.

As an added feature, the SPD-SmartGlass in door of the oven has been designed with three different “zones” of the glass that are independently controllable between clear and dark – increasing the interactive options and benefits.

VariGuard’s SPD-SmartGlass provides optimal solutions to a longstanding dilemma that oven manufacturers have confronted: Oven manufacturers typically need to select a level of tint on the glass that is a compromise between being clear enough to see the oven’s contents while cooking to concealing the oven’s interior and contents to create a sleek design statement.

VariGuard SmartGlass is capable of switching not only from clear to black, but also any level of tint in between, offering opportunities for additional creative interactive features. For example, with the use of a proximity sensor, the tint of the glass can automatically adjust according to how close the cook is to the oven – for an interactive transition.

Electrolux sells more than 40 million products to customers in 150 countries per year. The SPD-Smart light-control film technology featured in Electrolux’s SenseOven 2.0 is also used in sunroofs on many models of Mercedes-Benz vehicles, in windows on over 40 models of aircraft, in yachts, and in art industry picture frames and display cases. It was also experienced by over 6 million people at Expo Milano as part of a 10 thousand square foot SPD-SmartGlass roof for the USA Pavilion. The design, engineering and fabrication of Electrolux’s SenseOven 2.0 concept oven was accomplished by close collaboration among VariGuard SmartGlass (a division of Research Frontiers and the supplier to Electrolux), Vision Systems (a licensee of Research Frontiers), and Electrolux.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Research Frontiers press release is also available on the Company’s website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute “forward-looking” statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as “believe”, “estimate”, “project”, “intend”, “expect”, or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management’s current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company’s financial condition and several business factors. Additional information regarding these and other factors may be included in the Company’s quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated March 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: April 18, 2018